Exhibit 33 a)

[Aurora Loan Services logo]
Certification Regarding Compliance with Applicable Servicing Criteria
1.
Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation
AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix
A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing
Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;
2.
Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;
3.
Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item 1122 of
Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to
Aurora based on the activities it performs with respect to the Master Servicing Platform as of December 31, 2006
and for the Reporting Period;
5.
Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;
6.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting
Period.
March 13, 2007
Aurora Loan Services LLC
By: /s/: E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President
2 of 39
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor
any performance or other triggers and events of
default in accordance with the transaction
agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced
to third parties, policies and procedures are
instituted to monitor the third party's performance
and compliance with such servicing activities.
X
1
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X
1
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is
in effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related
bank clearing accounts no more than two business
days of receipt, or such other number of days
specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf
of an obligor or to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances,
are made, reviewed and approved as specified in
the transaction agreements.
X
1
1122(d)(2)(iv)
The related accounts for the transaction, such as
cash reserve accounts or accounts established as a
form of overcollateralization, are separately
X
1
Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period.
No assessment of compliance, therefore, is necessary.
3 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
maintained (e.g., with respect to commingling of
cash) as set forth in the transaction agreements.
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as set forth
in the transaction agreements. For purposes of this
criterion, "federally insured depository
institution" with respect to a foreign financial
institution means a foreign financial institution
that meets the requirements of 240.13k-1(b)(1)
of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
1
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset-backed securities related bank
accounts, including custodial accounts and related
bank clearing accounts. These reconciliations: (A)
Are mathematically accurate; (B) Are prepared
within 30 calendar days after the bank statement
cutoff date, or such other number of days
specified in the transaction agreements; (C) Are
reviewed and approved by someone other than the
person who prepared the reconciliation; and (D)
Contain explanations for reconciling items. These
reconciling items are resolved within 90 calendar
days of their original identification, or such other
number of days specified in the transaction
agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements.
Specifically, such reports: (A) Are prepared in
accordance with timeframes and other terms set
forth in the transaction agreements; (B) Provide
information calculated in accordance with the
X
2,3
X
2
2
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
3
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
4 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
terms specified in the transaction agreements; (C)
Are filed with the Commission as required by its
rules and regulations; and (D) Agree with
investors' or the trustee's records as to the total
unpaid principal balance and number of pool
assets serviced by the servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set forth in
the transaction agreements.
X
3
1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the servicer's investor
records, or such other number of days specified in
the transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other form
of payment, or custodial bank statements.
X
3
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained
as required by the transaction agreements or
related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the transaction
agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements
in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related pool asset
documents are posted to the applicable servicer's
obligor records maintained no more than two
business days after receipt, or such other number
of days specified in the transaction agreements,
and allocated to principal, interest or other items
(e.g., escrow) in accordance with the related pool
asset documents.
X
1122(d)(4)(v)
The servicer's records regarding the pool assets
agree with the servicer's records with respect to
an obligor's unpaid principal balance.
X
5 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool asset (e.g., loan modifications or
re-agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents.
X
1
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in lieu
of foreclosure, foreclosures and repossessions, as
applicable) are initiated, conducted and concluded
in accordance with the timeframes or other
requirements established by the transaction
agreements.
X
1
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including, for example,
phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed
based on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) Such funds are
analyzed, in accordance with the obligor's pool
asset documents, on at least an annual basis, or
such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or
credited, to obligors in accordance with
applicable pool asset documents and state laws;
and (C) Such funds are returned to the obligor
within 30 calendar days of full repayment of the
related pool asset, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or before
the related penalty or expiration dates, as
indicated on the appropriate bills or notices for
such payments, provided that such support has
X
6 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
been received by the servicer at least 30 calendar
days prior to these dates, or such other number of
days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with
any payment to be made on behalf of an obligor
are paid from the servicer's funds and not charged
to the obligor, unless the late payment was due to
the obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the servicer, or such other
number of days specified in the transaction
agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectable
accounts are recognized and recorded in
accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or Item
1115 of this Regulation AB, is maintained as set
forth in the transaction agreements.
X

Exhibit 33 b)

[Aurora Loan Services logo]

Certification Regarding Compliance with Applicable Servicing Criteria

1. Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank, FSB is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item
1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting
Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include asset-backed securities transactions for which
Aurora acted as servicer, closed on or after January 1, 2006 not sponsored by government sponsored enterprises or Government National Mortgage Association, for which the asset type is mortgage loans that
(i) are primarily categorized by the servicing designations of conventional prime', `conventional alt-a' and
`subprime ' and (ii) do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;
7 of 39
2. Aurora has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Aurora has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto with the exception of certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.

3. Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs, directly or through its Vendors, with respect to the Servicing Platform, as of December 31, 2006 and for the Reporting Period;

5. Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31,
2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6. Aurora has not identified and is not aware of any material instance of noncompliance by the Vendors for which Aurora has elected to take responsibility for assessing compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole.

7. Aurora has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Servicing Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 13, 2007

Aurora Loan Services, LLC
By: /s/ Terry Gentry
Name: Terry Gentry
Title: Managing Director, Loan Administration
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor
any performance or other triggers and events of
X
8 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
default in accordance with the transaction
agreement
1122(d)(1)(ii)
If any material servicing activities are outsourced
to third parties, policies and procedures are
instituted to monitor the third party's performance
and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the pool assets are
maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is
in effect on the party participating in the servicing
function throughout the reporting period in the
amount of coverage required by and otherwise in
accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related
bank clearing accounts no more than two business
days of receipt, or such other number of days
specified in the transaction agreements.
X
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf
of an obligor or to an investor are made only by
authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such advances,
are made, reviewed and approved as specified in
the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as
cash reserve accounts or accounts established as a
form of overcollateralization, are separately
maintained (e.g., with respect to commingling of
cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as set forth
in the transaction agreements. For purposes of this
criterion, "federally insured depository
institution" with respect to a foreign financial
institution means a foreign financial institution
that meets the requirements of 240.13k-1(b)(1)
of this chapter.
X
9 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis
for all asset-backed securities related bank
accounts, including custodial accounts and related
bank clearing accounts. These reconciliations: (A)
Are mathematically accurate; (B) Are prepared
within 30 calendar days after the bank statement
cutoff date, or such other number of days
specified in the transaction agreements; (C) Are
reviewed and approved by someone other than the
person who prepared the reconciliation; and (D)
Contain explanations for reconciling items. These
reconciling items are resolved within 90 calendar
days of their original identification, or such other
number of days specified in the transaction
agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed
with the Commission, are maintained in
accordance with the transaction agreements and
applicable Commission requirements.
Specifically, such reports: (A) Are prepared in
accordance with timeframes and other terms set
forth in the transaction agreements; (B) Provide
information calculated in accordance with the
terms specified in the transaction agreements; (C)
Are filed with the Commission as required by its
rules and regulations; and (D) Agree with
investors' or the trustee's records as to the total
unpaid principal balance and number of pool
assets serviced by the servicer.
X
4,5
X
1
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set forth in
the transaction agreements.
X
2
4
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
5
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
10 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(3)(iii)
Disbursements made to an investor are posted
within two business days to the servicer's investor
records, or such other number of days specified in
the transaction agreements.
X
2
1122(d)(3)(iv)
Amounts remitted to investors per the investor
reports agree with cancelled checks, or other form
of payment, or custodial bank statements.
X
2
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained
as required by the transaction agreements or
related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are
safeguarded as required by the transaction
agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the
asset pool are made, reviewed and approved in
accordance with any conditions or requirements
in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs,
made in accordance with the related pool asset
documents are posted to the applicable servicer's
obligor records maintained no more than two
business days after receipt, or such other number
of days specified in the transaction agreements,
and allocated to principal, interest or other items
(e.g., escrow) in accordance with the related pool
asset documents.
X
X
1122(d)(4)(v)
The servicer's records regarding the pool assets
agree with the servicer's records with respect to
an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool asset (e.g., loan modifications or
re-agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset
documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and deeds in lieu
of foreclosure, foreclosures and repossessions, as
applicable) are initiated, conducted and concluded
in accordance with the timeframes or other
requirements established by the transaction
agreements.
X
X
11 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(viii)
Records documenting collection efforts are
maintained during the period a pool asset is
delinquent in accordance with the transaction
agreements. Such records are maintained on at
least a monthly basis, or such other period
specified in the transaction agreements, and
describe the entity's activities in monitoring
delinquent pool assets including, for example,
phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
pool assets with variable rates are computed
based on the related pool asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor
(such as escrow accounts): (A) Such funds are
analyzed, in accordance with the obligor's pool
asset documents, on at least an annual basis, or
such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or
credited, to obligors in accordance with
applicable pool asset documents and state laws;
and (C) Such funds are returned to the obligor
within 30 calendar days of full repayment of the
related pool asset, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as
tax or insurance payments) are made on or before
the related penalty or expiration dates, as
indicated on the appropriate bills or notices for
such payments, provided that such support has
been received by the servicer at least 30 calendar
days prior to these dates, or such other number of
days specified in the transaction agreements.
X
X
X
1122(d)(4)(xii)
Any late payment penalties in connection with
any payment to be made on behalf of an obligor
are paid from the servicer's funds and not charged
to the obligor, unless the late payment was due to
the obligor's error or omission.
X
X
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are
posted within two business days to the obligor's
records maintained by the servicer, or such other
number of days specified in the transaction
agreements.
X
X
12 of 39
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectable
accounts are recognized and recorded in
accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support,
identified in Item 1114(a)(1) through (3) or Item
1115 of this Regulation AB, is maintained as set
forth in the transaction agreements.
X

Exhibit 33 c)
[CLAYTON logo]
Certification Regarding Compliance with Applicable Servicing Criteria
1.
Clayton Fixed Income Services Inc. ("CFIS") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"),. The transactions covered by this report include mortgage- backed securities transactions (each, a `Trust") for which
CFIS acted as credit risk manager (the `Platform"), including; FFMLT 2006-FFB; SAIL 2006-2;
SAIL 2006- 4; SAIL 2006-BNC1; SAIL 2006-BNC2; SASCO 2006-AM1; SASCO 2006-BC1;
SASCO 2006-BC6; SASCO 2006-SI; SASCO 2006-S2; SASCO 2006-S3; SASCO 2006-S4;
BNC 2006-2; and FFMLT 2006-FFA.
2.
The criteria listed in the column titled "Performed by CFIS" in Appendix A are those criteria applicable (in part) to the Platform under paragraph (d) of 1122 of Regulation AB and are those criteria for which this certification is required pursuant to the terms and conditions of the various trust agreements and or pooling and servicing agreements (the "Transaction Documents") through which CFIS was retained to act as credit risk manager;
3.
CFIS can only certify compliance with sub-parts (A) and (B) of the criteria set forth in
1122(d)(3)(i) because sub-parts (C) and (13) are not within the scope of services CFIS has been
13 of 39
retained to provide to the Trusts.
A.
With respect to subparts (A) and (B) of 1122(d)(3)(i), management identified certain instances where component sections specified in the Transaction Documents were not included in a given month's credit risk manager report. These instances related to one of the following: (i) a loss analysis was not included; (ii) a mortgage insurance analysis was not included; or (iii) the standard default assumption (SDA) analytic was not included. In assessing the Platform, CEIS identified one instance where an SDA analytic should have been included but was not, in the January 2007 Credit Risk Manager Report for SASCO
2006-AM1 (which reports on the December 2006 distribution); management does not consider this to be a material instance of non-compliance with respect to the Platform as a whole. Management believes that items (i), (ii), and (iii) above occurred for the following reasons, respectively; (I) the relevant Trust had not incurred any losses as of the date of the report; (ii) the relevant Trust did not have a mortgage insurance policy or there had been no mortgage insurance activity as of the date of the report; and (iii) there was insufficient or statistically insignificant data available to generate the applicable analytic component.
B.
With respect to subpart (C) of 11 22(d)(3)(i), CFIS is not required to file its reports with Securities Exchange Commission; per the
Transaction Documents, the CFIS reports are to be included in the monthly filing responsibility for filing with the Commission rests
Certificate of Compliance -- Regulation AB
Clayton Fixed Income Services; March 2007
[CLAYTON logo]
with a party other than CFIS. Accordingly, the certification contained herein with respect to the Platform applies only to CFIS delivering its reports to the applicable third party responsible for including CFIS'
reports with the Commission in accordance with the Commission's rules and regulations.
C.
With respect to subpart (D) of 1122(d)(3)(i), CFIS is not responsible under the Transaction Documents for ensuring that its reports "agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer." CFIS' role (in part)
in the transactions in which it is retained is to provide oversight functions with respect to the servicers in such transactions and to identify issues in the areas of collateral reporting. In connection with such role, CFIS would report on discrepancies it identifies between the balance and number of pool assets as reported by the various transaction fiduciaries.
4.
Those criteria listed in the column "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to CFIS based on the activities it performs with respect to the Platform;
14 of 39
5.
Subject to the foregoing, CFIS has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the
Platform taken as a whole;
6.
Hein & Associates, a registered public accounting firm, has issued an attestation report on
CFIS' assessment of compliance with the applicable servicing criteria for the Reporting Period.
Such report is attached hereto.
[Remainder of page intentionally left blank]
Certificate of Compliance-Regulation AB
Clayton Fixed Income Services; March 2007
[CLAYTON logo]

March 15, 2007
Clayton Fixed Income Services, Inc
By: /s/: Kevin J. Kanouff
Name: Kevin J. Kanouff
Title: President

15 of 39

Certificate of Compliance-Regulation AB
Clayton Fixed Income Services; March 2007

[CLAYTON logo]
Regulation AB
Section
Reference Criteria
Performed
by
CFIS
INAPPLICABLE
SERVICING
CRITERIA
General Servicing Considerations
.
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
x
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to and investor are made only by authorized personnel
X
1l22(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are
x
16 of 39
made, reviewed and approved as specified in the transaction agreements.
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcolleraterlization, are separately maintained, (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to foreign financial institution means a foreign financial institution that meets the requirements of rule 13k-1(b)(1) of the Securities Exchange Act.
X

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contained explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Certificate of Compliance-Regulation AB
Clayton Fixed Income Services; March 2007
[CLAYTON logo]
Regulations
AB Section
Reference
Criteria
Performed
by
CFIS
INAPPLICABLE
SERVICING
CRITERIA
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commis sion, are maintained in accordance with the transaction agreements and applicable
Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes in other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.
X
17 of 39
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified n the transactions agreements.
X

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payments, or custodial bank statements.
X
Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loans documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements.
x
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) is accordance with the related pool asset documents.
X
1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
X

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or reagings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii
)
Loss mitigation or recovery sections (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X

Certificate of Compliance-Regulation AB
Clayton Fixed Income Services; March 2007
[CLAYTON logo]
Regulation AB
Section
Reference
Criteria
Performed
by
CFIS
INAPPLICABL
E
SERVICING
CRITERIA
18 of 39

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
temporary (e.g., illness or unemployment).
X

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least on annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the
Servicer at least 30 calendar days prior to these dates, or such other number of days specified in transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omissions.
x
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in the transaction
agreements.
X

1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in item
1114(a)(1) through (3) or item 1115 or Regulation AB, or
maintained as set forth in the transaction agreements.
X
19 of 39
Certificate of Compliance-Regulation AB
Clayton Fixed Income Services; March 2007

Exhibit 33 d)
REPORT ON ASSESSMENT OF COMPLIANCE
First American Real Estate Solutions of Texas, L.P. (an indirect subsidiary of The First American
Corporation, and the "Asserting Party") is responsible for assessing compliance as of December 31, 2006, and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Sections 229.1122(d)(l)(iv), (d)(2)(v), (d)(2)(vi), (d)(2)(vii),
(d)(4)(xi), (d)(4)(xii) and (d)(4)(xiii) of the Code of Federal Regulations (the "CFR") applicable to the
Asserting Party (the "Applicable Servicing Criteria"). The transactions covered by this report include all loans for residential mortgage loan outsourcing customers for which the Asserting Party served as the residential tax service provider (the "Platform").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that, except as set forth herein below, the
Asserting Party has complied, m all material respects, with the Applicable Servicing
Criteria as of December 31, 2006, and for the Reporting Period with respect to the
Platform taken as a whole.

The Asserting Party assessed its compliance with the Applicable Servicing Criteria for the Reporting
Period and has identified a material instance of noncompliance with the servicing criterion sot forth in
Section 229.1 122(d)(2)(vii)(E) of the CFR with respect to the Platform. Specifically, the Asserting Party did not prepare reconciliations for all asset-backed securities related bank accounts within 30 calendar days afler the bank statement cut-off date or such number of days specified in the transaction agreements.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006,
and for the Reporting Period as set forth in this assertion.

FIRST AMERICAN REAL ESTATE SOLUTIONS OF TEXAS, L.P.
By: First American Real Estate Solutions LLC
General Partner
/s/ Lucy A. Przybyla
Lucy A. Przybyla
Senior Vice President
February 28, 2007

Exhibit 33 e)
GMAC Mortgage
Management's Assertion Concerning Compliance
With Regulation AR Item 1122 Servicing Criteria
March 6, 2007
GMAC Mortgage, LLC (the "Company") has responsibility for assessing compliance to Regulation AB
Item 1122(d) Servicing Criteria for the GMACM Private Platform (the "Platform"). As of, and for the
20 of 39
period ending December 31, 2006, the Company has used the applicable 1122(d) servicing criteria listed below for assessing compliance:
-1122(d)(1),(i),(ii)(iv); 1122(d)(2)(i),(ii),(iii),(v),(vi),(vii); 1122(d)(3)(iii),(iv);
1122(d)(4)(iii),(iv),(v),(vi),(vii),(viii),(ix),(x).(xi),(xii),(xiii),(xiv),(xv)
The following servicing criteria are not applicable to the Company:
-1122(d)(1)(iii); 1122 (d)(2)(iv); 1122 (d)(3)(i),(ii); 1122(d){4)(i),(ii)
The Company has engaged certain vendors (the "Vendors") to perform specific and limited, or scripted activities, and the Company elects to take responsibility for assessing compliance with the servicing criteria applicable to the Vendors set forth below:
-1122(d)(2)(i) 1122(d)(4)(iv)
-A vendor posts cash receipts received via lockbox submission to the Company's lockbox clearing account.
-1122(d (4) (xi), (xiii)
-A vendor provides certain information to the Company to assist the Company in making tax and insurance payments on behalf of certain obligors.
The Company has not identified and is not aware of any material instance of noncompliance by the
Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole. The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole.

The Company has complied, in all material respects, with the applicable servicing criteria above as of and for the period ending December 31, 2006 for the asset-backed transactions listed in Appendix A taken as a whole (such transactions, collectively, the "GMACM Private Platform").

An independent registered public accounting firm has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria as of, and for the period ending December
31, 2006.
/s/: Anthony Renzi
Anthony N. Renzi
Executive Vice President
GMAC Mortgage, LLC
21 of 39
Appendix A
Security

SACO 06-1
SACO 06-12
SACO 06-8
2006-5
SACO 06-10
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
GPMF2006AR6
GPMF2006AR7
GPMF2006AR8
22 of 39
2006-ARS1
LMT 2006-7
LXS 06-l8N
2006-B
BAFC 06-5
HBVW 06-S81
GSMPS0rp1
GSR 2006-2F
GSR 2006-AR1
GSR 2006-4F
MSM 06-10SL
MSM 06-14SL.
GPMF2006AR4
GPMF2006AR5
LXS2006-12N
LXS2006-GP4
2006-3H
2006-GEL3
LMT 2006-2
SAIL 2006-2
2006-4N
2006-GP1
2006-GP2
2006-GP3
LXS 06-10N
NAAC2006S1
NAAC2006S2
2006-GEL4
2006-RF2
2006-S1
LXS 06-10N
LXS 06-12N
LXS 2006-7
LXS 2006-8
LXS 2006-11
LXS 2006-13

2006-1
MALT 2006-1
MALT 2006-3
MASD 2006-1
2006-HE1
CSMC 2006-1
CSMC 2006-8
CSMC 2006-9
LUM 2006-4
LUM 2006-5
23 of 39
MARM 06OA2
MARP 06-2
MIT 2006-1
MSM 06-1AR
MSM 06-9AR
MSM06-13ARX
MSM06-15XS
MSM06-16AX
MSMO6-17XS
SASCO 06BC2
BAFC 06-1
BAFC 06-2
BAFC 06-4
GSR 2006-3F
MASTR 06-1
MASTR 06-3
MASD 2006-2
ACE2006-SL 1
ACE2006-SL4
MASD 2006-2
MASD 2006-3
BAYVW2006-D
BSABS06SD2
BSALTA 06-I
BSALTA 06-3
BSALTA 06-4
BSALTA 06-5
BSALTA 06-8
BSARM2006-2
DBALT06AB1
DBALT06AB2
DBALT06AB3
DBALT06AB4
DBALT06AF1
DBALT06AR1
DBALT06AR2
DBALT06AR3
DBALT06AR5
DBALT06AR6
DBALT06OA1
HBRVW 06-10
HBRVW 06-8
HBRVW 06-8
PRIME06-CL1
24 of 39
SACO 06-11
SAIL 2006-3
2006-AR3
2006-AR4
2006-S5
ARMT 2006-2
GSR2006-AR2
HBVW2006-13
HBVW2006- 14
MARP 06-1
NHELI 06AF1

Exhibit 33 f)
LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603
Global Securities and Trust Services
Management's Assertion on Compliance with Item 1122 Criteria
LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB (17 C.F.R, 229.1122(d)) as
indicated on Exhibit A annexed hereto entitled "1122 Servicing Criteria to be Addressed in Assessment of
Compliance" (the "Servicing Criteria").
The Asserting Party has assessed the effectiveness of its compliance with the applicable Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through December 31, 2006 (the "Reporting
Period"). In making this assessment, the Asserting Party used the criteria set forth by the Securities and
Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.
Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting
Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of
Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on
Exhibit B. For servicing criteria 1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.
Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the Servicing Criteria as of December 31,
2006 and for the Reporting Period. The asset-backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.
25 of 39
LaSalle Bank National Association

By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007
26 of 39
Exhibit A
1122 Servicing Criteria
to be addressed in an Assessment of Compliance
Reg AB
Reference
Servicing Criteria
Servicing
Criteria
Applicable to
LaSalle Bank
National
Association
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange
Act.
X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access. X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
X
27 of 39
explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the related Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the related Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related
Servicer's obligor records maintained no more than two business days after receipt, or such other numb er of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)
The related Servicer's records regarding the pool assets agree with the related Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets
(e.g., loan modifications or re -agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
28 of 39
example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
EXHIBIT B
2006 Transactions
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying
Agent Only
Transaction
s
ACE Series 2006-GP1 Bear Stearns Series 2006-PWR11 Basic Asset Backed 2006-1 Washington
Mutual
Series 2006-
AR2
Banc of America Comm.
Mtge Series 2006-2
Bear Stearns Series 2006-PWR12 Credit Suisse AB Series 2006-1 Washington
Mutual
Series 2006-
AR6
Banc of America Comm.
Mtge Series 2006-5
Bear Stearns Series 2006-PWR13 Credit Suisse AB Series 2006-2 Washington
Mutual
Series 2006-
AR7
Bear Stearns Series 2006-
AQ1
Bear Stearns Series 2006-PWR14 Credit Suisse AB Series 2006-3 Washington
Mutual
Series 2006-
AR8
Bear Stearns Series 2006-
EC1
Bear Stearns Series 2006-TOP22 Credit Suisse AB Series 2006-4 Washington
Mutual
Series 2006-
AR9
Bear Stearns Series 2006-
EC2
Bear Stearns Series 2006-TOP24 Credit Suisse ARMT Series 2006-1 Washington
Mutual
Series 2006-
AR10
Bear Stearns Series 2006-
HE1
GSAA Home Equity Trust 2006-14 Credit Suisse ARMT Series 2006-2 Washington
Mutual
Series 2006-
AR11
Bear Stearns Series 2006-
HE2
GSAMP Series 2006-HE3 Credit Suisse ARMT Series 2006-3 Washington
Mutual
Series 2006-
AR12
Bear Stearns Series 2006-
HE3
GSAMP Series 2006-HE4 Credit Suisse HEMT Series 2006-1 Washington
Mutual
Series 2006-
AR13
Bear Stearns Series 2006-
HE4
GSAMP Series 2006-HE5 Credit Suisse HEMT Series 2006-2 Washington
Mutual
Series 2006-
AR14
Bear Stearns Series 2006-
HE5
GSAMP Series 2006-HE6 Credit Suisse HEMT Series 2006-3 Washington
Mutual
Series 2006-
AR15
Bear Stearns Series 2006-
HE6
GSAMP Series 2006-HE7 Credit Suisse HEMT Series 2006-4 Washington
Mutual
Series 2006-
AR16
Bear Stearns Series 2006-
HE7
GSAMP Series 2006-HE8 Credit Suisse HEMT Series 2006-5 Washington
Mutual
Series 2006-
AR17
Bear Stearns Series 2006-
HE8
JP Morgan Series 2006-LDP9 Credit Suisse HEMT Series 2006-6 Washington
Mutual
Series 2006-
AR18
Bear Stearns Series 2006-
HE9
Morgan Stanley Series 2006-TOP21 Credit Suisse Series 2006-1 Washington
Mutual
Series 2006-
AR19
Bear Stearns Series 2006-
HE10
Morgan Stanley Series 2006-TOP23 Credit Suisse Series 2006-2 Washington
Mutual
Series 2006-
HE1
Bear Stearns Series 2006-
PC1
Morgan Stanley Capital I Series 2006-HQ10 Credit Suisse Series 2006-3 Washington
Mutual
Series 2006-
HE2
Bear Stearns ABS Series
2006-1
Morgan Stanley Mtg Loan Trust Series 2006-
16ARX
Credit Suisse Series 2006-4 Washington
Mutual
Series 2006-
HE3
Bear Stearns Mortgage
Funding Series 2006-SL1
Morgan Stanley Mtg Loan Trust Series 2006-
1AR
Credit Suisse Series 2006-5 Washington
Mutual
Series 2006-
HE4
Bear Stearns Mortgage
Funding Series 2006-SL2
Morgan Stanley Mtg Loan Trust Series 2006-
3AR
Credit Suisse Series 2006-6 Washington
Mutual
Series 2006-
HE5
Bear Stearns Mortgage
Funding Series 2006-SL3
Morgan Stanley Mtg Loan Trust Series 2006-
5AR
Credit Suisse Series 2006-7 Washington
Mutual
WMALT
2006-AR1
Bear Stearns Mortgage
Funding Series 2006-SL4
Morgan Stanley Mtg Loan Trust Series 2006-
6AR
Credit Suisse Series 2006-8 Washington
Mutual
WMALT
2006-AR2
Bear Stearns Mortgage
Funding Series 2006-SL5
Morgan Stanley Mtg Loan Trust Series 2006-
8AR
Credit Suisse Series 2006-9 Washington
Mutual
WMALT
2006-AR3
Bear Stearns Mortgage
Funding Series 2006-SL6
Morgan Stanley Mtg Loan Trust Series 2006-
9AR
Credit Suisse HEAT Series 2006-1 Washington
Mutual
WMALT
2006-AR4
C-BASS Series 2006-CB7 Morgan Stanley Mtg Loan Trust Series 2006-2 Credit Suisse HEAT Series 2006-3 Washington
Mutual
WMALT
2006-A R5
C-BASS Series 2006-CB9 Morgan Stanley Mtg Loan Trust Series 2006-7 Credit Suisse HEAT Series 2006-4 Washington
Mutual
WMALT
2006-AR6
Citigroup Commercial
Mortgage Trust Series 2006-
C4
Morgan Stanley Mtg Loan Trust Series 2006-
11
Credit Suisse HEAT Series 2006-5 Washington
Mutual
WMALT
2006-AR7
Citigroup Commercial
Mortgage Trust Series 2006-
C5
Morgan Stanley Mtg Loan Trust Series 2006-
12XS
Credit Suisse HEAT Series 2006-6 Washington
Mutual
WMALT
2006-AR8
CD 2006-CD3 Mortgage
Trust
Morgan Stanley Mtg Loan Trust Series 2006-
13ARX
Credit Suisse HEAT Series 2006-7 Washington
Mutual
WMALT
2006-AR9
COMM Series 2006-C8 Morgan Stanley Mtg Loan Trust Series 2006-
15XS
Credit Suisse HEAT Series 2006-8 Washington
Mutual
WMALT
2006-AR10
CSFB Commercial Mtg.
Trust Series 2006-C4
Morgan Stanley Mtg Loan Trust Series 2006-
17XS
Lehman Mortgage Trust Series 2006-1 Washington
Mutual
WMALT
2006-1
First Franklin MLT Series
2006-FF18
Thornburg Mtg Securities Trust Series 2006-1 Lehman Mortgage Trust Series 2006-4 Washington
Mutual
WMALT
2006-2
Greenwich Capital Series
2006-GG7
Thornburg Mtg Securities Trust Series 2006-2 Lehman Mortgage Trust Series 2006-5 Washington
Mutual
WMALT
2006-3
GE Capital Comm Mtg.
Corp. Series 2006-C1
Thornburg Mtg Securities Trust Series 2006-3 Lehman Mortgage Trust Series 2006-6 Washington
Mutual
WMALT
2006-4
JP Morgan Series 2006-
CIBC14
Thornburg Mtg Securities Trust Series 2006-4 Lehman Mortgage Trust Series 2006-7 Washington
Mutual
WMALT
2006-5
JP Morgan Series 2006-
CIBC15
Thornburg Mtg Securities Trust Series 2006-5 Lehman Mortgage Trust Series 2006-8 Washington
Mutual
WMALT
2006-6
JP Morgan Series 2006-
CIBC17
Thornburg Mtg Securities Trust Series 2006-6 Lehman Mortgage Trust Series 2006-9 Washington
Mutual
WMALT
2006-7
JP Morgan Series 2006-
LDP7
ZUNI Trust Series 2006-OA1 Lehman XS Trust Series 2006-1 Washington
Mutual
WMALT
2006-8
JP Morgan Series 2006-
LDP8
Lehman XS Trust Series 2006-3 Washington
Mutual
WMALT
2006-9
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying
Agent Only
Transaction
s
Lehman XS Trust Series
2006-8
Lehman XS Trust Series 2006-5
Lehman XS Trust Series
2006-11
Lehman XS Trust Series 2006-7
Lehman XS Trust Series
2006-15
Lehman XS Trust Series 2006-9
Lehman XS Trust Series
2006-19
Lehman XS Trust Series 2006-10N
Lehman XS Trust Series
2006-20
Lehman XS Trust Series 2006-12
Lehman Mortgage Trust
Series 2006-2
Lehman XS Trust Series 2006-13
LB-UBS Comm. Mtge. Trust
Series 2006-C1
Lehman XS Trust Series 2006-17
LB-UBS Comm. Mtge. Trust
Series 2006-C3
Morgan Stanley Series 2006-HE1
LB-UBS Comm. Mtge. Trust
Series 2006-C4
Morgan Stanley Series 2006-HE2
LB-UBS Comm. Mtge. Trust
Series 2006-C6
Morgan Stanley Series 2006-HE3
LB-UBS Comm. Mtge. Trust
Series 2006-C7
Morgan Stanley Series 2006-HE4
Merrill Lynch Series 2006-
MLN1
Morgan Stanley Series 2006-HE5
Merrill Lynch Series 2006-
OPT1
Morgan Stanley Series 2006-HE6
Merrill Lynch Series 2006-
WMC2
Morgan Stanley Series 2006-HE7
Merrill Lynch Series 2006-
FF1
Morgan Stanley Series 2006-HE8
Merrill Lynch Countrywide
Series 2006-1
Morgan Stanley HEL Series 2006-1
Merrill Lynch Countrywide
Series 2006-2
NYMC Series 2006
Merrill Lynch Countrywide
Series 2006-3
SAIL 2006-1
Merrill Lynch Countrywide
Series 2006-4
SAIL 2006-2
Merrill Lynch Series 2006-
AHL1
SAIL 2006-3
Merrill Lynch Series 2006-
AR1
SAIL 2006-4
Merrill Lynch Series 2006-
FM1
SARM 2006-1
Merrill Lynch Series 2006-
HE2
SARM 2006-2
Merrill Lynch Series 2006-
HE3
SARM 2006-3
Merrill Lynch Series 2006-
HE4
SARM 2006-4
Merrill Lynch Series 2006- SARM 2006-5
HE5
Merrill Lynch Series 2006-
HE6
SARM 2006-6
Merrill Lynch Series 2006-
RM1
SARM 2006-7
Merrill Lynch Series 2006-
RM2
SARM 2006-8
Merrill Lynch Series 2006-
RM3
SARM 2006-9
Merrill Lynch Series 2006-
RM4
SARM 2006-10
Merrill Lynch Series 2006-
RM5
SARM 2006-11
Merrill Lynch Series 2006-
SD1
SARM 2006-12
Merrill Lynch Series 2006-
SL1
SASCO 2006-BC1
Merrill Lynch Series 2006-
SL2
SASCO 2006-BC2
Merrill Lynch Series 2006-
C1
SASCO 2006-BC3
Merrill Lynch Series 2006-
C2
SASCO 2006-BC4
Morgan Stanley Capital I
Series 2006-HQ8
SASCO 2006-BC5
Morgan Stanley Capital I
Series 2006-HQ9
SASCO 2006-BC6
Morgan Stanley Capital I
Series 2006-IQ11
SASCO 2006-S1
Morgan Stanley Capital I
Series 2006-IQ12
SASCO 2006-S2
Morgan Stanley Mtg Loan
Trust Series 2006-4SL
SASCO 2006-S3
Morgan Stanley Mtg Loan
Trust Series 2006-10SL
SASCO 2006-S4
Morgan Stanley Mtg Loan
Trust Series 2006-14SL
Sequoia Alternative Loan Trust Series
2006-1
OWNIT Mortgage Loan
Trust Series 2006-3
OWNIT Mortgage Loan
Trust Series 2006-4
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying
Agent Only
Transaction
s
OWNIT Mortgage Loan
Trust Series 2006-5
OWNIT Mortgage Loan
Trust Series 2006-6
OWNIT Mortgage Loan
Trust Series 2006-7
SACO I Trust Series 2006-1
SACO I Trust Series 2006-2
SACO I Trust Series 2006-3
SACO I Trust Series 2006-4
SACO I Trust Series 2006-5
SACO I Trust Series 2006-6
SACO I Trust Series 2006-7
SACO I Trust Series 2006-8
SACO I Trust Series 2006-9
SACO I Trust Series 2006-10
SACO I Trust Series 2006-12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT Series
2006-C24

Exhibit 33 g)

ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Newport Management Corporation (the Asserting Party) provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item
1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Servicing Platform for the following Period:
Servicing Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by Aurora Loan Services, LLC ("Servicer"), on which escrow payments were disbursed in 2006, specifically Item 1 122(d)(4)(xi), only as it relates to the `Applicable
Servicing Criteria" described below, and as disclosed by the Servicer to the Asserting Party (collectively,
"Eligible Loans', as identified in Schedule A).

Period: As of and for the year ended Decemb er 31, 2006.

Applicable Servicing Criteria: the servicing criteria which applies to the functions performed by the
Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:
1. Processes the obligor's hazard insurance information it receives and provides the Servicer with the applicable hazard insurance effective date, payment amount, and payee (collectively,
`insurance Information");

2. Provides the Insurance Information to the Servicer no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information.

3. Disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

With respect to the Servicing Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):

1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.
2. The Asserting Party has assessed its compliance with respect to the functions it performs for the
Applicable Servicing Criteria.

3. Other than as identified on Schedule B hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing
Criteria.

KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance.

NEWPORT MANAGEMENT CORPORATION
By: /s/ Mark A. McElroy
Mark A. McElroy
Its: Executive Vice President
Dated: February 28, 2007

SCHEDULE A
Exhibit maintained at the office of the depositor.

SCHEDULE B
MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned criterion as of and for the year ended December 31, 2006.

Exhibit 33 h)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;

3.
U.S. Bank's assessment of its compliance with the applicable servic ing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

(1) The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omis sions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Not Applicable

1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Not Applicable

1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.